Exhibit 32


                                  Certification


To my knowledge, this Report on Form 10-QSB for the quarter ended September 30, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of CKF Bancorp, Inc.



                                     By: /s/ John H. Stigall
                                         --------------------------------------
                                         John H. Stigall
                                         President and Chief Executive Officer



                                     By: /s/ Russell M. Brooks
                                         --------------------------------------
                                         Russell M. Brooks
                                         Vice President and Chief Financial
                                          Officer



Date:    November 13, 2003